Exhibit 99.1

FOR IMMEDIATE RELEASE

MasterCraft Boat Holdings, Inc. Announces Review of Strategic Alternatives for NauticStar Business

Company reaffirms full year fiscal 2022 guidance

VONORE, Tenn., August 9, 2022 – MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) today announced that its Board of Directors is evaluating strategic alternatives for the NauticStar business. The Board is considering a wide range of available alternatives to maximize shareholder value, including a potential sale of NauticStar’s assets, with the intention of exiting the NauticStar business.

Fred Brightbill, Chief Executive Officer and Chairman, commented, “Over the last 18 months, we have successfully delivered on our strategic priorities to position the Company to deliver sustainable growth and value. As a result, we believe now is the appropriate time to consider available alternatives to exit the NauticStar business. This decision will enable us to focus on our MasterCraft, Crest and Aviara brands, which continue to perform well in a challenging environment, and ensure that we are directing resources to the areas that will drive the greatest value for our shareholders. We believe that the strength and breadth of our brand offerings and the investments we are making in marketing, production and operational excellence have positioned the Company better than at any time in our recent history to manage through the current market environment.”

There can be no assurance that the strategic alternatives process will result in the Company pursuing a particular transaction or other strategic outcome. The Company has not set a timetable for completion of this process, and it does not intend to disclose further developments unless and until it determines that further disclosure is appropriate or necessary.

While the Board considers alternatives for NauticStar, the NauticStar business is expected to be accounted for as discontinued operations under GAAP beginning in the Company’s fiscal first quarter of 2023. The Company is reaffirming its outlook for the full year fiscal 2022 previously provided on May 11, 2022. Additional detail will be provided on the Company’s fourth quarter and full year 2022 conference call.

About MasterCraft Boat Holdings, Inc.

Headquartered in Vonore, Tenn., MasterCraft Boat Holdings, Inc. (NASDAQ: MCFT) is a leading innovator, designer, manufacturer and marketer of recreational powerboats through its four brands, MasterCraft, NauticStar, Crest and Aviara. Through these four brands, MasterCraft Boat Holdings has leading market share positions in three of the fastest growing segments of the powerboat industry – performance sport boats, outboard saltwater fishing and pontoon boats – while entering the large, growing luxury day boat segment. For more information about MasterCraft Boat Holdings, and its four brands, visit:

Investors.MasterCraft.com, www.MasterCraft.com, www.NauticStarBoats.com, www.CrestPontoonBoats.com, and www.AviaraBoats.com.

Forward-Looking Statements

This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can often be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and include statements in this press release concerning the strategic alternatives regarding our NauticStar business, including a potential sale and expected accounting treatment.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: the potential effects of the COVID-19 pandemic on the Company, supply chain disruptions, inflationary pressures, general economic conditions, demand for our products, changes in consumer preferences, competition within our industry, our reliance on our network of independent dealers, our ability to manage our manufacturing levels and our large fixed cost base, changes to U.S. federal income tax law, the overall impact and interpretation of which remain uncertain, the successful introduction of our new products and geopolitical conflicts. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2021, could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this press release.

Any such forward-looking statements represent management's estimates as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparison of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Investor Contact:

MasterCraft Boat Holdings, Inc.

George Steinbarger

Chief Revenue Officer

Email: investorrelations@mastercraft.com

# # #